Exhibit 16

HIGHLAND FUNDS II

POWER OF ATTORNEY

Highland Funds II (the “Trust”) and each of the undersigned Trustees and officers of the Trust nominates, constitutes and appoints each of Ethan Powell and Brian Mitts (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign the Registration Statement on Form N-14 under the Securities Act of 1933, as amended, of Highland Funds II (the “Trust”) relating to shares of the Trust proposed to be issued in connection with the anticipated reorganization transactions of Highland Global Select Equity Fund into Highland Global Allocation Fund, each a series of the Trust, and any and all pre- and post-effective amendments and supplements thereto, and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as each of the undersigned himself might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, the Trust has caused this Power of Attorney to be executed in its name by its Executive Vice President, and attested by its Treasurer, and the undersigned Trustees and officers have hereunto set their hands this 23rd day of May 2013.

[Signature Page Follows]

/s/ Ethan Powell
Ethan Powell
Principal Executive Officer

ATTEST

/s/ Brian Mitts
Brian Mitts
Treasurer

Trustees:

/s/ Timothy K. Hui	/s/ Ethan Powell
Timothy K. Hui	Ethan Powell
Trustee	Trustee and Principal Executive Officer

/s/ Scott F. Kavanaugh	/s/ Bryan A. Ward
Scott F. Kavanaugh	Bryan A. Ward
Trustee and Chairman of the Board	Trustee

/s/ James F. Leary
James F. Leary
Trustee

[Signature Page to POA - Highland Global Select Equity Fund]

HIGHLAND FUNDS II

POWER OF ATTORNEY

Highland Funds II (the “Trust”) and each of the undersigned Trustees and officers of the Trust nominates, constitutes and appoints each of Ethan Powell and Brian Mitts (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign the Registration Statement on Form N-14 under the Securities Act of 1933, as amended, of Highland Funds II (the “Trust”) relating to shares of the Trust proposed to be issued in connection with the anticipated reorganization transactions of Highland International Equity Fund into Highland Global Allocation Fund, each a series of the Trust, and any and all pre- and post-effective amendments and supplements thereto, and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as each of the undersigned himself might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, the Trust has caused this Power of Attorney to be executed in its name by its Executive Vice President, and attested by its Treasurer, and the undersigned Trustees and officers have hereunto set their hands this 23rd day of May 2013.

[Signature Page Follows]

/s/ Ethan Powell
Ethan Powell
Principal Executive Officer

ATTEST

/s/ Brian Mitts
Brian Mitts
Treasurer

Trustees:

/s/ Timothy K. Hui	/s/ Ethan Powell
Timothy K. Hui	Ethan Powell
Trustee	Trustee and Principal Executive Officer

/s/ Scott F. Kavanaugh	/s/ Bryan A. Ward
Scott F. Kavanaugh	Bryan A. Ward
Trustee and Chairman of the Board	Trustee

/s/ James F. Leary
James F. Leary
Trustee

[Signature Page to POA - Highland International Equity Fund]